Exhibit 10.6
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
September 3, 2020

Mr. Andy Sklawer
Co-founder and COO
Brickell Biotech, Inc.
5777 Central Ave, Ste 102
Boulder, Colorado USA 80301

RE:    Letter Agreement Concerning [***]
(“[***] Letter Agreement”)

Dear Andy,

As you know, Brickell Biotech, Inc. (“Brickell”) and Kaken Pharmaceutical Co., Ltd. (“Kaken”) exchanged numerous emails and had a series of discussions concerning the [***] (as such term is defined in Schedule A attached hereto).

The purpose of this [***] Letter Agreement is to document the agreement reached by Brickell and Kaken through the exchange of emails and discussions regarding the [***] and certain related matters so as to avoid any misunderstanding between Brickell and Kaken. Accordingly, Brickell and Kaken hereby confirm and set forth their agreement regarding the [***] and certain related matters as follows:

1.The [***] shall be “[***]” for purposes of the License, Development and Commercialization Agreement entered into between Brickell and Kaken as of March 31, 2015, as amended (“LDCA”) and specifically pursuant to Section [***] of the LDCA, subject to the terms set forth in this [***] Letter Agreement.

2.Notwithstanding Section [***] of the LDCA:

a.Kaken [***], including [***] in [***] of the Kaken Territory (as such term is defined in the LDCA): [***] and [***] for the following countries of the Kaken Territory: [***], with all such [***] listing Kaken as [***], at Kaken’s [***] cost and expense; and

b.Brickell [***], including [***] outside the Kaken Territory, with the [***] Brickell as [***], at Brickell’s [***] cost and expense.

3.No later than [***] prior to [***] for the [***], Kaken and Brickell shall inform each other [***] and [***] that they will [***] for the [***] in accordance with Paragraph 2(a) and Paragraph 2(b) of this [***] Letter Agreement.

4.Promptly after the date of this [***] Letter Agreement, Brickell and
Kaken will discuss in good faith the [***], obtaining necessary [***] to ensure that each of Brickell and Kaken have the rights to the [***] as set forth herein.

5.Except as expressly amended by this [***] Letter Agreement, the LDCA will remain in full force and effect.

Please kindly signify Brickell’s agreement to the foregoing terms by signing below where indicated and return a signed copy of this Letter Agreement to my attention.

Sincerely yours,

/s/ [***]
[***]
[***] Kaken Pharmaceutical Co., Ltd.

Agreed this 3rd day of September, 2020.

/s/ Andy Sklawer
Name: Andy Sklawer
Title: Co-founder and COO
Brickell Biotech, Inc.

SCHEDULE A

[***]
[***]

[***]
[***]

and [***] (“[***]”).
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